                                                                    EXHIBIT 10.7

                     SIXTH AMENDMENT TO US CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO US CREDIT AGREEMENT (herein called this "Amendment") made as of October 5, 2001, by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to the Original Agreement defined below ("US Lenders").

                                   WITNESSETH:

         WHEREAS, US Borrower, US Agent and US Lenders entered into that certain US Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided;

         WHEREAS, US Borrower, US Agent and US Lenders desire to amend the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

                  "Amendment" means this Sixth Amendment to US Credit Agreement.

                  "Mitchell" means Mitchell Energy & Development Corp., a Texas corporation, and its successors and assigns.

                  "Mitchell Restructuring Event" means one or a series of transactions pursuant to which US Borrower may form or cause to be formed a new holding company under the law of any state of the United States of America, which pursuant to one or more mergers or other transactions would acquire all of the outstanding common stock of each of US Borrower and Mitchell.

                  "US Agreement" means the Original Agreement as amended hereby.


                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The following definitions of "Anderson Financing", "Devon HoldCo", "Mitchell" and "Mitchell Restructuring Event" are hereby added to Annex I to the Original Agreement in alphabetical order:

                  "Anderson Financing" means (i) the closing of and funding of the initial loans under a senior unsecured bank facility in an amount not to exceed US $3,032,000,000 arranged by UBS Warburg LLC and Banc of America Securities LLC to finance the acquisition by US Borrower of Anderson Exploration Ltd. and/or Mitchell through wholly-owned Subsidiaries of US Borrower or, in the case of Mitchell, through a Mitchell Restructuring Event, and (ii) the acquisition of shares of Anderson Exploration Ltd. by US Borrower or a Restricted Subsidiary pursuant to US Borrower's offer to purchase the shares of Anderson Exploration Ltd.

                  "Devon HoldCo" means a new holding company formed under the law of any state of the United States of America to effect a Mitchell Restructuring Event, together with its successors and assigns.

                  "Mitchell" means Mitchell Energy & Development Corp., a Texas corporation, and its successors and assigns.

                  "Mitchell Restructuring Event" means one or a series of transactions pursuant to which US Borrower may form or cause to be formed a new holding company under the law of any state of the United States of America, which pursuant to one or more mergers or other transactions would acquire all of the outstanding common stock of each of US Borrower and Mitchell.

         (b) The definitions of "Change of Control", "Consolidated Assets", "ERISA Affiliate", "Material Adverse Effect", "Material Subsidiary", "Restricted Person", "Restricted Subsidiary", "Total Capitalization" and "US GAAP" in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

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                                          Sixth Amendment to US Credit Agreement

                  "Change of Control" means the occurrence of either of the following events: (i) any Person (or syndicate or group of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires more than fifty percent (50%) of the outstanding stock of Devon HoldCo having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors, or (ii) during any period of twelve successive months a majority of the Persons who were directors of Devon HoldCo at the beginning of such period cease to be directors of Devon HoldCo, unless such cessation relates to a voluntary reduction by Devon HoldCo of the number of directors that comprise the board of directors of Devon HoldCo. For the avoidance of doubt, the Mitchell Restructuring Event shall not constitute or be deemed to constitute a "Change of Control" for purposes of the US Agreement, the Canadian Agreement or any other Loan Document.

                  "Consolidated Assets" means the total assets of Devon HoldCo and its Restricted Subsidiaries which would be shown as assets on a Consolidated balance sheet of Devon HoldCo and its Restricted Subsidiaries prepared in accordance with US GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

                  "ERISA Affiliate" means Devon HoldCo and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with Devon HoldCo, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "Material Adverse Effect" means any event which would reasonably be expected to have a material and adverse effect upon (a) Devon HoldCo's Consolidated financial condition, (b) Devon HoldCo's Consolidated operations, properties or prospects, considered as a whole, (c) US Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

                  "Material Subsidiary" means a Subsidiary of Devon HoldCo other than US Borrower which owns assets having a book value that exceeds ten percent (10%) of the book value of Devon HoldCo's Consolidated assets.

                  "Restricted Person" means any of Devon HoldCo, US Borrower and each Restricted Subsidiary.

                  "Restricted Subsidiary" means Canadian Borrower, Devon Oklahoma, Devon SFS, Mitchell and any other Subsidiary of Devon HoldCo (other than US Borrower) that is not an Unrestricted Subsidiary.

                  "Total Capitalization" means the sum (without duplication) of
         (i) Devon HoldCo's Consolidated Total Funded Debt plus (ii) Devon HoldCo's Consolidated shareholder's equity plus (iii) 60% of the outstanding balance of the Devon Trust Securities. Total Capitalization shall be calculated excluding non-cash write-downs and related charges

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                                          Sixth Amendment to US Credit Agreement
         which are required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by Securities and Exchange Commission Regulation, or by US GAAP.

                  "US GAAP" means those generally accepted accounting principles and practices which are recognized as such from time to time by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Devon HoldCo and its Consolidated Subsidiaries, are applied in a manner consistent with the manner in which such principles and practices were applied in the Initial Financial Statements.

         (c) The first sentence of the definition of "Unrestricted Subsidiary" in Annex I to the Original Agreement is hereby amended in its entirety to read as follows:

                  "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (i) which is listed below in this definition, or (ii) in which US Borrower did not own an interest (directly or indirectly) as of August 29, 2001, which thereafter became a Subsidiary of US Borrower or Devon HoldCo and which, within 90 days after becoming a Subsidiary of US Borrower or Devon HoldCo, was designated as an Unrestricted Subsidiary by US Borrower to US Agent; provided that in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary.

         (d) The definition of "Permitted Liens" is hereby amended by substituting the words "US Borrower, Devon HoldCo" for the words "US Borrower".

         (e) The definition of "Subordinated US Borrower Debentures" is hereby amended by substituting the words "Devon HoldCo or US Borrower" for the words "US Borrower".

         Section 2.2. Representations and Warranties.

         (a) Section 5.2 and the first sentence of Section 5.3 of the Original Agreement are hereby amended by substituting the words "Devon HoldCo, US Borrower" for the words "US Borrower" each place where such words appear therein.

         (b) Section 5.10 of the Original Agreement is hereby amended by substituting the word "Devon HoldCo" for the words "US Borrower" each place where such words appear therein and by deleting the period at the end of the first sentence thereof and adding the words "and US Borrower and Mitchell and its Subsidiaries." in place thereof.

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                                          Sixth Amendment to US Credit Agreement

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         Section 2.3. Affirmative Covenants.

         (a) The first sentence of Section 6.2(a), the first sentence of Section 6.2(b), and Section 6.2(c) of the Original Agreement are hereby amended by substituting the words "Devon HoldCo" for the words "US Borrower".

         (b) Section 6.13 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.13 Bank Accounts; Offset. US Borrower hereby agrees that each US Lender shall have the right to offset (which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise) (a) any and all moneys, securities or other property (and the proceeds therefrom) of US Borrower now or hereafter held or received by or in transit to any US Lender for the account of US Borrower, (b) any and all deposits (general or special, time or demand, provisional or final) of US Borrower with any US Lender, (c) any other credits and balances of US Borrower at any time existing against any US Lender, including claims under certificates of deposit, and (d) any indebtedness owed or payable by any Lender to US Borrower at any time against US Obligations due to it that have not been paid when due. At any time and from time to time after the occurrence of any Event of Default and during the continuance thereof, each Lender is hereby authorized to offset against the US Obligations then due and payable to it (in either case without notice to US Borrower), any and all items hereinabove referred to. To the extent that US Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to US Borrower for the account of, third party royalty or joint interest owners."

         Section 2.4. Negative Covenants.

         (a) Section 7.1(m) of the Original Agreement is hereby amended in its entirety to read as follows:

                  "(m) (1) Indebtedness in an aggregate principal amount not to exceed US $4,300,000,000 owed by Devon Financing Corporation, U.L.C., a Nova Scotia unlimited liability company and wholly-owned Subsidiary of US Borrower, and (2) other Indebtedness of such Nova Scotia unlimited liability company with respect to guaranties of Indebtedness of US Borrower or the holding company referred to in the definition of Mitchell Restructuring Event, to the extent US Borrower is in compliance with the terms of Section 7.8 at the time such guaranties are executed and delivered."

         (b) Section 7.3 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.3 Limitation on Mergers. No Restricted Person will merge with or into or consolidate with any other Person except that:

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                                          Sixth Amendment to US Credit Agreement

                  (a) any Restricted Subsidiary may be merged with or into or consolidated with (i) Devon HoldCo, so long as Devon HoldCo is the surviving business entity of such merger or consolidation, (ii) US Borrower, so long as US Borrower is the surviving business entity of such merger or consolidation, or (iii) any other Subsidiary of Devon HoldCo, so long as the surviving business entity of such merger or consolidation is a Restricted Subsidiary;

                  (b) US Borrower may be merged with or into or consolidated with Devon HoldCo, or Devon HoldCo may be merged with or into or consolidated with US Borrower, so long as (i) US Borrower is the surviving business entity of such merger or consolidation or (ii) Devon HoldCo, as the surviving business entity of such merger or consolidation, expressly assumes, by execution of a supplement to this Agreement in form and substance reasonably satisfactory to US Agent, the due and punctual payment of all US Obligations and the performance of the obligations of US Borrower contained herein and in the other Loan Documents;

                  (c) US Borrower may merge with or into or be consolidated with a Subsidiary of Devon HoldCo to effect the Mitchell Restructuring Event so long as US Borrower is the surviving business entity of such merger or consolidation; and

                  (d) Any Person which is not a Restricted Person may be merged with or into or consolidated with a Restricted Person, so long as such Restricted Person is the surviving business entity of such merger or consolidation."

         (c) Section 7.4 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.4 Limitation on Issuance of Securities by US Borrower and Restricted Subsidiaries; Ownership of certain Restricted Subsidiaries by US Borrower.

                  (a) No Restricted Subsidiary will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to another Restricted Person which is a wholly-owned direct or indirect Subsidiary of Devon HoldCo unless (i) such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and (ii) such securities are convertible into the common or similar securities of Devon HoldCo and/or may be redeemed in cash at the option of the Restricted Person that issued such securities. In addition, (A) Canadian Borrower may issue "Exchangeable Shares" (as defined in the Articles of Amalgamation of Canadian Borrower and in this section called "Exchangeable Shares") upon the terms specified in the Articles of Amalgamation of Canadian Borrower as in effect on January 1, 2001, which terms are substantially the same as those set forth in the Restated Articles of Incorporation of Northstar Energy Corporation immediately prior to the amalgamation of Canadian Borrower, (B) Canadian Borrower may issue stock options to its employees from time to time to acquire such Exchangeable Shares, provided

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                                          Sixth Amendment to US Credit Agreement
         that such options are granted under a stock option plan of Canadian Borrower and/or Devon HoldCo, and (C) Devon Trust may issue common securities to US Borrower or Devon HoldCo and the Devon Trust Securities.

                  (b) US Borrower will at all times own, directly or indirectly, 100% of the partnership interests in Devon Energy Production Company, L.P., 100% of the outstanding shares of common stock of Devon SFS and Northstar Energy, and 100% of the outstanding common securities of Devon Trust. Devon HoldCo will at all times own directly 100% of the outstanding capital stock of US Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors."

         (d) Section 7.6 of the Original Agreement is hereby amended by substituting the words "Devon HoldCo" for the words "US Borrower".

         (e) Section 7.7 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.7 Prohibited Contracts. Except as expressly provided for in the US Loan Documents, the Support Agreement dated December 10, 1998 between the US Borrower and Northstar Energy, the Santa Fe Snyder Indentures, and documents and instruments evidencing or governing Acquired Debt, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of (i) any Restricted Person that is a Subsidiary of US Borrower to pay dividends or make other distributions to US Borrower, to redeem equity interests held in it by US Borrower, to repay loans and other indebtedness owing by it to US Borrower, or to transfer any of its assets to US Borrower or (ii) any Restricted Person that is a Subsidiary of Devon HoldCo (other than US Borrower and its Subsidiaries) to pay dividends or make other distributions to Devon HoldCo, to redeem equity interests held in it by Devon HoldCo, to repay loans and other indebtedness owing by it to Devon HoldCo or US Borrower, or to transfer any of its assets to Devon HoldCo."

         (f) Section 7.8 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.8 Funded Debt to Total Capitalization. The ratio of Devon HoldCo's Consolidated Total Funded Debt to Total Capitalization will not exceed (i) at the end of each Fiscal Quarter prior to the consummation of the Anderson Financing, sixty-five percent (65%) and
         (ii) at the end of each Fiscal Quarter thereafter until and including June 30, 2002, seventy percent (70%) and (iii) at the end of each Fiscal Quarter ending after June 30, 2002 sixty-five percent (65%)."

         (g) Section 7.9 of the Original Agreement is hereby amended by substituting the words "US Borrower or Devon HoldCo" for the words "US Borrower" except where "US Borrower" is part of another defined term.


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                                          Sixth Amendment to US Credit Agreement

         Section 2.5. Miscellaneous. Section 10.1(a) of the Original Agreement is hereby amended by inserting the following at the end of the fourth sentence thereof:

                  "; provided, however, that with the consent of the US Agent but without the separate consent of any other Lender Party, US Borrower may amend, supplement or otherwise modify this Agreement or any other US Loan Document in connection with the Mitchell Restructuring Event and the related addition of the holding company referred to in the definition of Mitchell Restructuring Event as a Restricted Person herein and in the other US Loan Documents (i) to cure any ambiguity or correct or supplement any provision contained herein or in any other US Loan Document which may thereby become defective or inconsistent with any other provisions contained herein or therein, so long as such amendment, supplement or other modification would not have an adverse effect on the interests of the Lender Parties hereunder and under the other US Loan Documents or (ii) to add to the covenants and agreements of the Restricted Persons hereunder and thereunder such further covenants, agreements, restrictions, conditions or provisions as the US Agent shall consider to be for the protection of the Lender Parties."

                                  ARTICLE III.

         Conditions of Effectiveness

         Section 3.1. Effective Date of Amendments in Section 2.3(b), Section 2.4(a), Section 2.5, and "Mitchell Restructuring Event". The amendments set forth in Section 2.3(b), Section 2.4(a), Section 2.5, and the definition of "Mitchell Restructuring Event" in Section 2.1(a) of this Amendment shall become effective as of the date first written above when and only when:

         (a) US Agent shall have received at US Agent's office (i) this Amendment executed by US Borrower, US Agent and US Required Lenders and (ii) a certificate of the Senior Vice President - Finance or the Treasurer of US Borrower dated the date of this Amendment certifying: (A) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (B) that no Default exists at and as of such date; and

         (b) US Borrower shall have paid on or before such effective date all fees and reimbursements to be paid to US Agent and US Lenders pursuant to any US Loan Documents, or otherwise due US Agent or US Lenders and including fees and disbursements of US Agent's attorneys.

         Section 3.2. Effective Date of Entire Amendment. This Amendment (other than the sections described in Section 3.1) shall become effective contemporaneously with the occurrence of the Mitchell Restructuring Event on the date the Mitchell Restructuring Event occurs; provided that the following conditions have been satisfied:

         (a) US Agent shall have received all of the following, at US Agent's office, duly executed and delivered and in form and substance satisfactory to US Agent, all of the following:

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                                          Sixth Amendment to US Credit Agreement

                  (i) a guaranty of the US Obligations from Devon HoldCo in form and substance reasonably acceptable to US Agent;

                  (ii) an opinion of counsel to US Borrower with respect to this Amendment in form and substance reasonably acceptable to US Agent;

                  (iii) a certificate of the Senior Vice President - Finance or the Treasurer of US Borrower dated the date of the Mitchell Restructuring Event certifying: (A) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (B) that no Default exists at and as of such date;

                  (iv) an opinion of counsel to Devon HoldCo with respect to the guaranty of Devon HoldCo referred to in clause (i) above in form and substance reasonable acceptable to US Agent; and

                  (v) a certificate of the Senior Vice President - Finance or the Treasurer of Devon HoldCo dated the date of the Mitchell Restructuring Event with respect to its articles of incorporation, bylaws, incumbency, authorizing resolutions, and similar corporate matters.

         (b) US Borrower shall have paid on or before such effective date all fees and reimbursements to be paid to US Agent and US Lenders pursuant to any US Loan Documents, or otherwise due US Agent or US Lenders and including fees and disbursements of US Agent's attorneys.


                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of US Borrower. In order to induce each US Lender to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

         (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.


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                                          Sixth Amendment to US Credit Agreement

         (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or
(C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of June 30, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and

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                                          Sixth Amendment to US Credit Agreement
shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

         Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         Section 5.6 Renumbering of Funded Debt to Total Capitalization Covenant. The reference to Section 7.7 of the Original Agreement contained in the Fifth Amendment to US Credit Agreement was intended to refer to Section 7.8 of the Original Agreement and is hereby renumbered as Section 7.8 of the Original Agreement.

         THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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                                          Sixth Amendment to US Credit Agreement

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                                       DEVON ENERGY CORPORATION
                                       US Borrower



                                       By: /s/  Dale T. Wilson
                                          --------------------------------
                                          Dale T. Wilson
                                          Treasurer

                                       BANK OF AMERICA, N.A.,
                                       Administrative Agent, US LC Issuer
                                       and Lender

                                       By: /s/  James R. Allred
                                          --------------------------------
                                          Name:   James R. Allred
                                          Title:  Managing Director

                                       ABN AMRO BANK, N.V.
                                       Lender

                                       By: /s/  James Conn
                                          --------------------------------
                                          Name:   Jamie Conn
                                          Title:  Group Vice President

                                       By: /s/  Frank R. Russo, Jr.
                                          --------------------------------
                                          Name:   Frank R. Russo, Jr.
                                          Title:  Group Vice President

                                       BANCFIRST
                                       Lender

                                       By: /s/  Arthur B. Hobbs
                                          --------------------------------
                                          Name:   Arthur B. Hobbs
                                          Title:  Vice President


                                          Sixth Amendment to US Credit Agreement

                                       BANK OF MONTREAL
                                       Lender

                                       By: /s/  James B. Whitmore
                                          ------------------------------------
                                          Name:    James B. Whitmore
                                          Title:   Managing Director


                                       BANK ONE, NA (MAIN OFFICE - CHICAGO)
                                       Lender

                                       By: /s/  Jeanie Harman
                                          ------------------------------------
                                          Name:    Jeanie Harman
                                          Title:   First Vice President

                                       BAYERISCHE LANDESBANK
                                       GIROZENTRALE, CAYMAN ISLANDS
                                       BRANCH Lender

                                       By: /s/  Peter Obermann
                                          ------------------------------------
                                          Name:    Peter Obermann
                                          Title:   Senior Vice President

                                       By: /s/  James H. Boyle
                                          ------------------------------------
                                          Name:    James H. Boyle
                                          Title:   Vice President

                                       CIBC INC.
                                       Lender

                                       By: /s/  Nora Q. Catiis
                                          ------------------------------------
                                          Name:    Nora Q. Catiis
                                          Title:   Authorized Signatory

                                       CITIBANK, N.A.
                                       Lender

                                       By: /s/  Todd J. Mogil
                                          ------------------------------------
                                          Name:    Todd J.Mogil
                                          Title:   Attorney-in-fact


                                          Sixth Amendment to US Credit Agreement

                                       CREDIT LYONNAIS NEW YORK
                                       BRANCH
                                       Lender

                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

                                       CREDIT SUISSE FIRST BOSTON
                                       Lender

                                       By:  /s/  James P. Moran
                                          -------------------------------
                                          Name:    James P. Moran
                                          Title:   Director

                                       By:  /s/  Paul L. Colon
                                          -------------------------------
                                          Name:    Paul L.Colon
                                          Title:   Vice President

                                       DEUTSCHE BANK AG NEW YORK
                                       BRANCH AND/OR CAYMAN ISLANDS
                                       BRANCH
                                       Lender

                                       By:  /s/  Michael E. Keating
                                          -------------------------------
                                          Name:    Michael A. Keating
                                          Title:   Managing Director

                                       By:  /s/  Joel Makowsky
                                          -------------------------------
                                          Name:    Joel Makowsky
                                          Title:   Vice President

                                       FIRST UNION NATIONAL BANK
                                       Lender

                                       By:  /s/  Robert R. Wetteroff
                                          -------------------------------
                                          Name:    Robert R. Wetteroff
                                          Title:   Senior Vice President


                                          Sixth Amendment to US Credit Agreement

                                  ROYAL BANK OF CANADA
                                  Lender

                                  By:  /s/  Lorne Gartner
                                     ---------------------------------------
                                     Name:   Lorne Gartner
                                     Title:  Vice President

                                  SUNTRUST BANK, ATLANTA
                                  Lender

                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK
                                  Lender

                                  By:  /s/  John V. Yancey
                                     ---------------------------------------
                                     Name:   John V. Yancey
                                     Title:  Senior Vice President

                                  THE BANK OF TOKYO - MITSUBISHI
                                  LTD. HOUSTON AGENCY
                                  Lender

                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  THE CHASE MANHATTAN BANK
                                  Lender

                                  By:  /s/  Russell A. Johnson
                                     ---------------------------------------
                                     Name:   Russell A. Johnson
                                     Title:  Vice President

                                  THE FUJI BANK, LIMITED
                                  Lender

                                  By:  /s/  Jacques Azagury
                                     ---------------------------------------
                                     Name:   Jacques Azagury
                                     Title:  Senior Vice President & Manager


                                          Sixth Amendment to US Credit Agreement

                                  TORONTO-DOMINION (TEXAS), INC.
                                  Lender

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  UBS AG, STAMFORD BRANCH
                                  Lender

                                  By:  /s/  Patricia O'Kicki
                                     -----------------------------------------
                                     Name:      Patricia O'Kicki
                                     Title:     Director
                                                Banking Products Services

                                  By:  /s/  Wilfred V. Saint
                                     -----------------------------------------
                                     Name:      Wilfred V. Saint
                                     Title:     Associate Director
                                                Banking Products Services, US

                                  UMB BANK
                                  Lender

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE
                                  Lender

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                          Sixth Amendment to US Credit Agreement

                                                                 Sixth Amendment


                              CONSENT AND AGREEMENT


         Devon Financing Corporation, U.L.C., a Nova Scotia unlimited liability company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of October 3, 2001 (the "DFC Guaranty") made by it for the benefit of US Agent and Lenders executed pursuant to the US Agreement and the other US Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the DFC Guaranty and such other US Loan Documents shall remain in full force and effect.



                                        DEVON FINANCING CORPORATION,
                                        U.L.C.



                                        By:  /s/  Dale T. Wilson
                                           -------------------------------
                                           Name:   Dale T. Wilson
                                           Title:  Treasurer



                                          Sixth Amendment to US Credit Agreement